                                                            EXHIBIT 10.1


                     THIRTEENTH AMENDMENT TO FIRST AMENDED
                         AND RESTATED CREDIT AGREEMENT

This thirteenth amendment to first amended and restated credit agreement ("Amendment") is made and entered into as of April 30, 1999, by and between U.
S. BANK NATIONAL ASSOCIATION, successor by merger to U. S. Bank of Washington, National Association ("U. S. Bank"), and GARGOYLES, INC., a Washington corporation ("Borrower").

                                R E C I T A L S:
                                ----------------

A. On or about April 7, 1997, U. S. Bank and Borrower entered into that certain first amended and restated credit agreement (together with all amendments, supplements, exhibits, and modifications thereto, the "Credit Agreement") whereby U. S. Bank agreed to extend certain credit facilities to Borrower. U. S. Bank and Borrower have entered into 12 previous amendments to the Credit Agreement.

B. The purpose of this Amendment is to set forth the terms and conditions upon which U. S. Bank will extend the expiry and maturity dates of the Loans and modify the Borrowing Base.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein, the parties agree as follows:


ARTICLE I.  AMENDMENT; DEFINITIONS
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1.1  Amendment
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     The Credit Agreement and each of the other Loan Documents are hereby amended as set forth herein. Except as specifically provided for herein, all of the terms and conditions of the Credit Agreement and each of the other Loan Documents shall remain in full force and effect throughout the terms of the Loans, as well as any extensions or renewals thereof.

1.2  Definitions
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     As used herein, capitalized terms shall have the meanings given to them in the Credit Agreement, except as otherwise defined herein, or as the context otherwise requires. Section 1.1 of the Credit Agreement is hereby amended to modify the following definition:

          "Commitment Period" means the period beginning on April 7, 1997, and ending on May 28, 1999.


ARTICLE II.    MODIFICATION OF EXPIRY AND MATURITY DATES
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2.1  Revolving Loan and Letters of Credit
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     By virtue of the modification to the definition of "Commitment Period," the expiry date of U. S. Bank's commitment under the Revolving Loan and U. S. Bank's commitment to issue Letters of Credit, as well as the maturity date of the Revolving Loan has been modified to May 28, 1999.

2.2  Term Loan I and Term Loan II
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     Section 3.5(b), (c) and (d) of the Credit Agreement are hereby deleted in their entirety and are replaced with the following:

          (b) On May 28, 1999, Borrower shall pay U. S. Bank all outstanding principal, accrued interest and other charges with respect to Term Loan I and Term Loan II.

2.3  Equipment Loans
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     Section 4.5(b) and (c) of the Credit Agreement are hereby deleted in their entirety and are replaced with the following:

          (b) On May 28, 1999, Borrower shall pay U. S. Bank all outstanding principal, accrued interest and other charges with respect to each Equipment Loan.

2.4  Amendment of Notes
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     Each of the Notes is hereby amended to reflect that the maturity date of each of the Loans has been modified to May 28, 1999.


ARTICLE III.   MODIFICATION OF BORROWING BASE
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     Section 2.8(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

     (a) The outstanding balance of principal and interest on the Revolving Loan (including outstanding Letters of Credit) shall at no time exceed an amount equal to:

          (i)     80 percent of Eligible Accounts Receivable, plus

          (ii) 65 percent of Eligible Foreign Accounts Receivable; provided that the maximum advance based upon Eligible Foreign Accounts Receivable is limited to $1,000,000, plus

          (iii) 65 percent of Eligible Inventory; provided that the maximum advance based upon Eligible Inventory is limited to $8,000,000, plus

          (iv) (i) during the period from March 4, 1999, through March 9, 1999, $750,000, (ii) during the period from March 10, 1999, through March 16, 1999, $1,250,000, and (iii) during the period from April 30, 1999, through May 28, 1999, $2,400,000 ("BORROWING BASE").


ARTICLE IV.  CONDITIONS PRECEDENT
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     The modifications set forth in this Amendment shall not be effective unless and until the following conditions have been fulfilled to U. S. Bank's satisfaction:

     (a) U. S. Bank shall have received this Amendment, duly executed and delivered by Borrower, H.S.C., Inc., Sungold Eyewear, Inc. and Private Eyes Sunglass Corporation.

     (b)  There shall not exist any Default or Event of Default.

     (c) All representations and warranties of Borrower contained in the Credit Agreement or otherwise made in writing in connection therewith or herewith shall be true and correct and in all material respects have the same effect as though such representations and warranties had been made on and as of the date of this Amendment.

     (d) U. S. Bank shall have received a certified resolution of the board of directors of Borrower and each of the undersigned guarantors in a form acceptable to U. S. Bank.

ARTICLE V.  GENERAL PROVISIONS
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5.1  Representations and Warranties
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     Borrower hereby represents and warrants to U. S. Bank that as of the date of this Amendment and after having given effect to any waivers and modifications to definitions set forth in this Amendment, there exists no Default or Event of Default. All representations and warranties of Borrower contained in the Credit Agreement and the Loan Documents, or otherwise made in writing in connection therewith, are true and correct as of the date of this Amendment. Borrower acknowledges and agrees that all of Borrower's Indebtedness to U. S. Bank is payable without offset, defense, or counterclaim.

5.2  Security
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     All Loan Documents evidencing U. S. Bank's security interest in the Collateral shall remain in full force and effect, and shall continue to secure, without change in priority, the payment and performance of the Loans, as amended herein, and any other Indebtedness owing from Borrower to U. S. Bank.

5.3  Guaranties
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     The parties hereto agree that the Guaranties shall remain in full force and effect and continue to guarantee the repayment of the Loans to U. S. Bank as set forth in such Guaranties.

5.4  Payment of Expenses
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     Borrower shall pay on demand all costs and expenses of U. S. Bank incurred in connection with the preparation, negotiation, execution, and delivery of this Amendment and the exhibits hereto, including, without limitation, attorneys' fees incurred by U. S. Bank.

5.5  Survival of Credit Agreement
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     The terms and conditions of the Credit Agreement and each of the other Loan Documents shall survive until all of Borrower's obligations under the Credit Agreement have been satisfied in full.

5.6  Release of Claims
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     IN CONSIDERATION FOR U. S. BANK'S AGREEMENT TO ENTER INTO THIS AMENDMENT, BORROWER, H.S.C., INC., SUNGOLD EYEWEAR, INC., AND PRIVATE EYES SUNGLASS CORPORATION EACH HEREBY RELEASES AND FOREVER DISCHARGES U. S. BANK, ITS PREDECESSORS AND SUCCESSORS-IN-INTEREST, AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES AND AGENTS FROM ANY AND ALL CLAIMS, DEMANDS, DAMAGES, LIABILITIES, CHARGES, ACTIONS, LOSSES, CAUSES OF ACTION, COSTS, EXPENSES, COMPENSATION, AND SUITS OF ANY KIND, PAST, PRESENT OR FUTURE, ARISING FROM OR ALLEGED TO ARISE FROM THEIR BUSINESS RELATIONSHIP, INCLUDING THE RELATIONSHIP PROVIDED FOR IN THE CREDIT AGREEMENT THROUGH THE DATE OF THIS AMENDMENT, WHETHER KNOWN OR UNKNOWN. THIS RELEASE IS INTENDED TO BE COMPLETE AND COMPREHENSIVE WITH RESPECT TO ALL SUCH CLAIMS. THIS RELEASE OF CLAIMS HAS BEEN COMPLETELY READ AND FULLY UNDERSTOOD AND VOLUNTARILY ACCEPTED FOR THE PURPOSE OF MAKING A FULL AND FINAL COMPROMISE AND SETTLEMENT WITH RESPECT TO ALL CLAIMS, DISPUTED OR OTHERWISE.

5.7  Counterparts
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     This Amendment may be executed in one or more counterparts, each of which shall constitute an original agreement, but all of which together shall constitute one and the same agreement.

5.8  Statutory Notice
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     ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

     IN WITNESS WHEREOF, U. S. Bank and Borrower have caused this Amendment to be duly executed by their respective duly authorized signatories as of the date first above written.


                         GARGOYLES, INC., a Washington corporation
                         By:  /s/    Leo Rosenberger
                              --------------------------
                         Title:  Leo Rosenberger, CEO and CFO


                         U. S. BANK NATIONAL ASSOCIATION
                         By:  /s/     Dave Larsen
                              --------------------------
                              David C. Larsen, Vice President

Each of the undersigned Guarantors hereby (i) reaffirms its Guaranty and its Security Agreement, (ii) agrees that its Guaranty guarantees the repayment of the Loans, as amended herein, (iii) agrees that its respective Security Agreement and related collateral documents secures the payment and performance of the Secured Obligations described in such Security Agreement, (iv) acknowledges that its obligations pursuant to its Guaranty and Security Agreement are enforceable without defense, offset, or counterclaim, and (v) agrees to the release of claims set forth in Section 5.6 of this Amendment.


                         H.S.C., Inc., a Washington corporation
                         By:  /s/    Leo Rosenberger
                              -----------------------------
                         Title:  Leo Rosenberger, President and CFO


                         SUNGOLD EYEWEAR, INC., a Washington corporation
                         By:  /s/   Leo Rosenberger
                              -----------------------------
                         Title:  Leo Rosenberger, CEO and CFO


                         PRIVATE EYES SUNGLASS CORPORATION,
                              a Washington corporation
                         By:  /s/   Leo Rosenberger
                              -----------------------------
                         Title:  Leo Rosenberger, President and CFO